                              THE ARCH FUND(R), INC.

                         THE ARCH EQUITY INCOME PORTFOLIO
                  THE ARCH INTERMEDIATE CORPORATE BOND PORTFOLIO

                               INSTITUTIONAL SHARES

     The ARCH Fund, Inc. is an open-end management investment company that currently offers Shares in sixteen investment portfolios. This Prospectus describes the Institutional Shares of the ARCH EQUITY INCOME and INTERMEDIATE CORPORATE BOND PORTFOLIOS. Institutional Shares are offered to financial institutions acting on behalf of accounts for which they do not exercise investment discretion.

     The ARCH EQUITY INCOME PORTFOLIO'S investment objective is to seek to provide an above-average level of income consistent with long-term capital appreciation. Under normal market and economic conditions, the Portfolio intends to invest substantially all of its assets in common stock, preferred stock, rights, warrants and securities convertible into common stock.

     The ARCH INTERMEDIATE CORPORATE BOND PORTFOLIO'S investment objective is to seek as high a level of current income as is consistent with preservation of capital. Under normal market and economic conditions, the Portfolio intends to invest at least 65% of its assets in non-convertible corporate debt obligations.

     Mississippi Valley Advisors Inc. ("MVA" or the "Adviser"), a wholly-owned subsidiary of Mercantile Bank National Association ("Mercantile") acts as investment adviser for the Portfolios; Mercantile serves as custodian; BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator; and BISYS Fund Services (the "Distributor") serves as sponsor and distributor.

     This Prospectus sets forth concisely certain information about the Portfolios that prospective investors should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Portfolios, contained in a Statement of Additional Information dated May 13, 1996, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. An investor may obtain the Statement of Additional Information without charge by writing the Fund at P.O. Box 78069, St. Louis, Missouri 63178 or by calling 1-800-551-3731.


     Portfolio Shares are not bank deposits, are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency, and are not the obligations of or guaranteed or otherwise supported by any bank. An investment in the Portfolios involves investment risk, including possible loss of principal.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  MAY 13, 1996
                         (AS REVISED JANUARY 21, 1997)

                                   HIGHLIGHTS


    The ARCH Fund, Inc. (the "Fund") is an open-end management investment company (commonly known as a mutual fund) registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers investment opportunities in sixteen investment portfolios. This Prospectus relates to two of those portfolios: the ARCH EQUITY INCOME and INTERMEDIATE CORPORATE BOND PORTFOLIOS (the "Portfolios"). In addition, the Fund offers investment opportunities in the ARCH Treasury Money Market, Money Market, Tax-Exempt Money Market, U.S. Government Securities, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Equity Index, Growth & Income Equity, Small Cap Equity (formerly Emerging Growth), International Equity and Balanced Portfolios, which are described in separate Prospectuses. Each Portfolio represents a separate pool of assets with different investment objectives and policies (as described below under "Investment Objectives, Policies and Risk Considerations"). MVA serves as adviser, Mercantile as custodian, BISYS Fund Services Ohio, Inc. as administrator, and BISYS Fund Services as sponsor and distributor. (For information on expenses, fee waivers, and services, see "Certain Financial Information" and "Management of the Fund.")



    The following information generally describes the Portfolios and their investment objectives. There can be no assurance that the Portfolios will be able to achieve their investment objectives.



    The Equity Income Portfolio is designed for investors who seek an above-average level of income consistent with long-term capital appreciation, and who are prepared to accept the risks associated with an investment in equity securities.



    The Intermediate Corporate Bond Portfolio is designed for investors who seek higher current income than is typically offered by money market funds with less principal volatility than is normally associated with a long-term bond fund.



    Investors should note that one or more of the Portfolios may, subject to their investment policies and limitations, purchase variable and floating rate instruments, enter into repurchase agreements and reverse repurchase agreements, make securities loans, acquire the securities of foreign issuers, invest in options and futures, and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. For example, the absence of a secondary market for a particular variable or floating rate instrument could make it difficult for a Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. Default by a counterparty to a repurchase agreement or securities lending transaction could expose a Portfolio to loss because of adverse market action or possible delay in disposing of the underlying collateral. Reverse repurchase agreements are subject to the risk that the market value of the securities sold by a Portfolio will decline below the repurchase price which the Portfolio is obligated to pay. Foreign securities entail certain inherent risks, such as future political and economic developments and the adoption of foreign government restrictions, that might adversely affect payment of dividends or principal and interest. Purchasing options is a specialized investment technique which entails a substantial risk of loss of amounts paid as premiums to option writers. Investments in futures and related options are subject to the ability of the Adviser to correctly predict movements in the direction of the market and there is no assurance that a liquid market will exist for a particular futures contract at any particular time. In addition, each Portfolio may engage in short-term trading, which may also involve greater risk and increase the Portfolio's expenses. See "Investment Objectives, Policies and Risk Considerations" below and the Statement of Additional Information under "Investment Objectives and Policies".



    The Fund offers investors the opportunity to invest in a variety of professionally managed investments without having to become involved with detailed management, accounting and safekeeping procedures normally related to direct investments in securities. The Fund also offers the economic advantages of block trading in securities and the availability of a family of sixteen mutual funds should your investment goals change.


    This Prospectus describes the Institutional Shares of the Portfolios. For information on purchasing, exchanging or redeeming Institutional Shares of the Portfolios, please see "How to Purchase and Redeem Shares" below.

                         CERTAIN FINANCIAL INFORMATION


     Shares of the Equity Income Portfolio have been classified into four classes of Shares -- Trust Shares, Institutional Shares, Investor A Shares and Investor B Shares; and Shares of the Intermediate Corporate Bond Portfolio have been classified into three classes of Shares -- Trust Shares, Institutional Shares and Investor A Shares. Shares of each class in a Portfolio represent equal, pro rata interests in the investments held by that Portfolio and are identical in all respects, except that Shares of each class bear separate distribution and/or shareholder administrative servicing fees and certain other operating expenses, and enjoy certain exclusive voting rights on matters relating to these fees. (See "Other Information Concerning the Fund and Its Shares," "Management of the Fund -- Administrative Services Plan," and "Management of the Fund -- Custodian, Transfer Agent and Sub-Transfer Agent" below.) As a result of payments for distribution and/or shareholder administrative servicing fees and certain other operating expenses that may be made in differing amounts, the net investment income of Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares in a Portfolio can be expected, at any given time, to be different.


                    EXPENSE SUMMARY FOR INSTITUTIONAL SHARES


                                                                      EQUITY         INTERMEDIATE
                                                                      INCOME        CORPORATE BOND
                                                                     PORTFOLIO        PORTFOLIO
                                                                     ---------      --------------
ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average net assets)
  Investment Advisory Fees (net of fee waivers)(1)...................    .00%             .00%
  12b-1 Fees.........................................................    .00%             .00%
  Other Expenses (including administration fees, administrative services fees, sub-transfer agency fees (if any), and other expenses) (net of fee waivers and expense
     reimbursements)(2,3)............................................    .23%             .23%
                                                                         ---               ---
TOTAL PORTFOLIO OPERATING EXPENSES (net of fee waivers and expense
  reimbursements)(3).................................................    .20%             .21%
                                                                         ===               ===

---------------

(1) Without fee waivers, investment advisory fees for the Equity Income and Intermediate Corporate Bond Portfolios would be .75% and .55%, respectively.

(2) Without fee waivers, administration fees for each Portfolio would be 0.20%. Administrative services fees are payable at an annual rate not to exceed 0.30%.

(3) Without fee waivers and expense reimbursements, Other Expenses would be .68% and .68% and Total Portfolio Operating Expenses would be 1.43% and 1.23% for the Equity Income and Intermediate Corporate Bond Portfolios, respectively.

                                  EXAMPLE                                      1 YEAR    3 YEARS
                                                                               ------    -------
You would pay the following expenses on a $1,000 investment, assuming (1) a
  5% annual return and (2) redemption at the end of each period:
Equity Income Portfolio.....................................................    $  2       $ 7
Intermediate Corporate Bond Portfolio.......................................    $  2       $ 7

     THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE PORTFOLIOS ARE NEW AND ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. Information about the actual performance of the Portfolios will be contained in the Fund's future Annual Reports to Shareholders, which may be obtained without charge when they become available by contacting the Fund at the address or telephone number provided on the cover page of this Prospectus.

     The purpose of the foregoing tables is to assist in understanding the various costs and expenses that an investor in a Portfolio's Institutional Shares will bear directly or indirectly. The tables reflect the expenses which the Portfolios expect to incur during the next twelve months on their Institutional Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) The Tables and Examples have not been audited by the Fund's independent auditors and do not reflect any charges that may be imposed by financial institutions on their customers.

            INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS


     The investment objective of a Portfolio may not be changed without the affirmative vote of a majority of the outstanding Shares of the Portfolio. Although management will use its best efforts to achieve the investment objective of each Portfolio, there can be no assurance that it will be able to do so.

THE EQUITY INCOME PORTFOLIO

     The Equity Income Portfolio's investment objective is to seek to provide an above-average level of income consistent with long-term capital appreciation. In pursuing its investment objective, the Portfolio intends to invest, under normal market and economic conditions, substantially all of its assets in common stock, preferred stock, rights, warrants, and securities convertible into common stock. The Adviser will select stocks based on a number of quantitative factors, including dividend yield, current and future earnings potential compared to stock prices, total return potential and other measures of value, such as cash flow, asset value or book value, if appropriate. Stocks purchased for the Portfolio generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. A convertible security may be purchased for the Portfolio when, in the Adviser's opinion, the price and yield of the convertible security is favorable as compared to the price and yield of the common stock. The stocks or securities in which the Portfolio invests may be expected to produce an above average level of income (as measured by the Standard & Poor's 500 Index). Under normal market and economic conditions, at least 65% of the Portfolio's total assets will be invested in income-producing equity securities.

     The Portfolio may indirectly invest in foreign securities through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 15% of the Portfolio's total assets. (For further information, see "Other Applicable
Policies -- Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs".)


     The Portfolio reserves the right to hold as a temporary defensive measure during abnormal market or economic conditions up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Adviser, such abnormal market or economic conditions warrant. Short-term obligations in which the Portfolio may invest include money market instruments, such as commercial paper and bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements.



THE INTERMEDIATE CORPORATE BOND PORTFOLIO



     The Intermediate Corporate Bond Portfolio's investment objective is to seek as high a level of current income as is consistent with preservation of capital. In pursuing its investment objective, the Portfolio intends to invest, under normal market and economic conditions, at least 65% of its total assets in non-convertible corporate debt obligations, which shall mean obligations of (i) domestic or foreign business corporations, or (ii) agencies, instrumentalities or authorities which are organized in corporate form by one or more states or political subdivisions in the United States or one or more foreign governments. The Portfolio may also invest in obligations issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, and asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities. In making investment decisions, the Adviser will consider a number of factors including current yield, maturity, yield to maturity, anticipated changes in interest rates, and the overall quality of the investment. The Portfolio seeks to provide a current yield greater than that generally available from money market instruments.



     The Portfolio may purchase debt securities which are rated at the time of purchase in one of the four highest rating categories assigned by one or more unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") or in unrated debt securities deemed by the Adviser to be of comparable quality. Under normal market and economic conditions, however, the Portfolio intends to invest at least 65% of its total assets in debt obligations rated in one of the three highest rating categories assigned by one or more Rating Agencies (or unrated debt obligations determined to be of comparable quality). Securities that are rated in the lowest of the four highest rating categories have speculative characteristics, even though they are of investment-grade quality, and such securities will be purchased (and retained) only if the Adviser believes that the issuers have an adequate capacity to pay interest and repay principal. Unrated debt securities will be purchased only if they are considered by the Adviser to be at least comparable in quality at the time of purchase to instruments within the rating categories listed above. Debt securities purchased by the Portfolio whose ratings are subsequently downgraded below the four highest rating categories of a Rating Agency will be disposed of in an orderly manner, normally within 30 to 60 days. The applicable ratings issued by the Rating Agencies are described in the Appendix to the Statement of Additional Information.



     The Portfolio reserves the right to hold as a temporary defensive measure during abnormal market or economic conditions up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Adviser, such abnormal market or economic conditions warrant. Short-term obligations in which the Portfolio may invest include money market instruments, such as commercial paper and bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements.


     The Portfolio's average weighted maturity will be between three and ten years and will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors.

OTHER APPLICABLE POLICIES


     U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Portfolio. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their investment objectives and policies, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small

Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Resolution Trust Corporation, and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.


     STRIPPED GOVERNMENT SECURITIES. To the extent consistent with their respective investment policies, the Portfolios may invest in bills, notes and bonds (including zero coupon bonds) issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Short-Intermediate Corporate Bond Portfolio may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and sold under proprietary names. These stripped securities are resold in custodial receipt programs with a number of different names (such as TIGRs and CATS) and are not considered U.S. Government securities for purposes of the 1940 Act. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Adviser will consider the liquidity needs of a Portfolio when any investments in zero coupon obligations or other principal only obligations are made.



     MONEY MARKET INVESTMENTS. Under certain circumstances described above, each Portfolio may purchase "money market instruments," including commercial paper and bank obligations.


     Investment by the Portfolios in taxable or tax-exempt commercial paper will consist of issues that are rated at the time of purchase in one of the two highest rating categories assigned by a Rating Agency or, if unrated, deemed to be of comparable quality by the Adviser at the time of purchase. Commercial paper may include variable and floating rate instruments. See "Other Applicable Policies -- Variable and Floating Rate Instruments" below.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits of U.S. or foreign banks, having total assets at the time of purchase in excess of $1 billion. Although the Portfolios will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Adviser determines that the instrument presents minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. See "Other Applicable Policies -- Foreign Securities" below. Investments in the obligations of foreign banks or foreign branches of U.S. banks will not exceed 25% of a particular Portfolio's total assets at the time of purchase.

     REPURCHASE AGREEMENTS. Under certain circumstances described above and subject to their respective investment policies, the Portfolios may agree to purchase U.S. Government securities from financial institutions such as banks and broker-dealers, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). A Portfolio will enter into repurchase agreements only with financial institutions such as banks and broker-dealers that the Adviser believes to be creditworthy. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price (including accrued interest). Default by a seller could expose a Portfolio to possible loss because of adverse market action or possible delay in disposing of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations. Although neither Portfolio presently intends to enter into repurchase agreements providing for settlement in more than seven days, each Portfolio does have the authority to do so subject to its limitation on the purchase of illiquid securities described below. Repurchase agreements are considered to be loans under the 1940 Act.



     REVERSE REPURCHASE AGREEMENTS. Subject to their respective investment policies and limitations, the Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at an agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.



     SECURITIES LENDING. To increase return or offset expenses, each Portfolio may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that has at least $1.5 billion in total assets, or any combination thereof. The collateral must be valued daily, and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Portfolio. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. In accordance with current Securities and Exchange Commission ("SEC") policies, each Portfolio is currently limiting its securities lending to 33 1/3% of its aggregate net assets. Loans are subject to termination by a Portfolio or the borrower at any time.



     OPTIONS. Each Portfolio may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 10% of its net assets. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the option writer. Such transactions will be entered into only as a hedge against fluctuations in the value of securities which a Portfolio holds or intends to purchase.

     Each Portfolio may also write covered call options. A covered call option is an option to acquire a security that a Portfolio owns or has the right to acquire during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to covered call options written by a Portfolio will not exceed 25% of the value of its net assets. In order to close out an option position, a Portfolio may enter into a "closing purchase transaction" -- the purchase of a covered call option on the same security with the same exercise price and expiration date as the option which the Portfolio previously wrote. By writing a covered call option, a Portfolio forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit and it is not able to sell the underlying security until the option expires, is exercised, or the Portfolio effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options will not be a primary investment technique of either Portfolio. (For additional information relating to option trading practices, including particular risks, see the Statement of Additional Information and Appendix B thereof.)


     FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio may invest in futures contracts and options on futures contracts to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. Such transactions, including stock or bond index futures contracts, or options thereon, act as a hedge to protect a Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management. The Adviser may also consider such transactions to be economically appropriate for the reduction of risk inherent in the ongoing management of a Portfolio. A stock or bond index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stock or bonds included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock or bond in the index is contemplated. Similarly, it may be in the best interest of a Portfolio to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed income securities.


     The purchase and sale of futures contracts or related options will not be a primary investment technique of either Portfolio. Neither Portfolio will purchase or sell futures contracts (or related options thereon) for hedging purposes if, immediately after purchase, the aggregate initial margin deposits and premiums paid by a Portfolio on its open futures and options positions exceeds 5% of the liquidation value of the Portfolio, after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered. (For a more detailed description of futures contracts and related options, see the Statement of Additional Information and Appendix B thereof.)


     ASSET-BACKED SECURITIES. The Intermediate Corporate Bond Portfolio may purchase asset-backed securities (i.e., securities backed by mortgages, installment sale contracts, corporate receivables, credit card receivables or other assets) that are issued by entities such as GNMA, FNMA, FHLMC and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, and investment banks. To the extent that the Portfolio invests in asset-backed securities issued by companies that are investment companies under the 1940 Act, such acquisitions will be subject to the percentage limitations prescribed by the 1940 Act. (See "Other Applicable Policies -- Securities of Other Investment Companies" below.)



     Presently there are several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Short-Intermediate Corporate Bond Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.


     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and the repossession of automobiles and other personal property upon the default of the debtor may be difficult or impracticable in some cases.


     VARIABLE AND FLOATING RATE INSTRUMENTS. Each Portfolio may purchase rated or unrated variable and floating rate instruments. These instruments may include variable rate master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated instruments purchased by a Portfolio will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased. The absence of an active secondary market for a particular variable or floating rate instrument, however, could make it difficult for a Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. A Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     SECURITIES OF OTHER INVESTMENT COMPANIES. Under certain circumstances described above and subject to its investment policies, each Portfolio may invest in securities issued by other investment companies which invest in securities in which the Portfolio is permitted to invest and which determine their net asset value per share based on the amortized cost or penny-rounding method. Each Portfolio may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition on a Portfolio investing more than 10% of the value of its total assets in such securities. Investments in other investment companies will cause a Portfolio (and, indirectly, the Portfolio's shareholders) to bear proportionately the cost incurred in connection with the operations of such other investment companies. In addition, investment companies in which a Portfolio may invest may impose a sales or distribution charge in connection with the purchase or redemption of their Shares as well as other types of commissions or charges. Such charges will be payable by the Portfolio and, therefore, will be borne indirectly by its shareholders. (See the Statement of Additional Information under "Investment Objectives and Policies -- Securities of Other Investment Companies.")



     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When-issued and forwarded commitment transactions involve a commitment by a Portfolio to purchase or sell securities at a stated price and yield with settlement beyond the normal settlement date. Such transactions permit a Portfolio to lock-in a price or yield on a security, regardless of future changes in interest rates. These transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. Each Portfolio expects that these transactions will not exceed 25% of the value of its total assets (at the time of purchase) under normal market conditions. No Portfolio intends to engage in such transactions for speculative purposes but only for the purpose of acquiring portfolio securities.



     ILLIQUID SECURITIES. A Portfolio will not knowingly invest more than 15% of the value of its net assets in illiquid securities. Repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to SEC Rule 144A are subject to this 15% limit (unless the Adviser, pursuant to guidelines established by the Fund's Board of Directors, determines that a liquid market exists). The Adviser expects that less than 5% of each Portfolio's net assets will be invested in Rule 144A securities during the current year.



     FOREIGN SECURITIES. Investments made in foreign securities, whether made directly or indirectly, involve certain inherent risks, such as future political and economic developments, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect payment of interest or principal. In the event of a default by the issuer of a foreign security, it may be more difficult to obtain or enforce a judgment against such issuer than it would against a domestic issuer. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     ADDITIONAL RISKS AND OTHER CONSIDERATIONS. The Equity Income Portfolio invests primarily in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, the Equity Income Portfolio is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.


     Generally, the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Intermediate Corporate Bond Portfolio, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in the Portfolio's net asset value.


     PORTFOLIO TURNOVER AND TRANSACTIONS. Although the Portfolios will not normally engage in short-term trading, each Portfolio reserves the right to do so if the Adviser believes that selling a particular security is appropriate in light of the Portfolio's investment objective. Investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains may be treated as ordinary income for federal income tax purposes. (See "Taxes" in this Prospectus and the Statement of Additional Information.") Although the Portfolios cannot accurately predict their respective annual portfolio turnover rates, such rates are not expected to exceed 100%.


     All orders for transactions in securities or options on behalf of the Portfolios are placed by the Adviser with broker-dealers that it selects. To the extent permitted by the 1940 Act and guidelines adopted by the Fund's Board of Directors, a Portfolio may utilize the Distributor or one or more of its affiliates as a broker in connection with the purchase or sale of securities when the Adviser believes the charge for the transaction does not exceed the usual and customary broker's commission.

                             INVESTMENT LIMITATIONS

     The investment limitations set forth below are fundamental policies and may be changed only by a vote of a majority of the outstanding Shares of a Portfolio. Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

     A Portfolio may not:

          1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after and as a result of such investments, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations.

          2. Purchase any securities which would cause 25% or more of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities, and, with respect to the Equity Income Portfolio only, securities issued by domestic banks, thrifts or savings institutions; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry).


          3. Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements, for temporary defensive purposes in amounts not in excess of 10% of the Portfolio's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Portfolio's total assets at the time of such borrowing; or purchase securities while its borrowings exceed 5% of its total assets. A Portfolio's transactions in futures and related options (including the margin posted by the Portfolio in connection with such transactions), and securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Prospectus or the Statement of Additional Information are not subject to this limitation.



          4. Make loans, except that (a) each Portfolio may purchase or hold debt instruments, lend portfolio securities and make other investments in accordance with its investment objective and policies and (b) each Portfolio may enter into repurchase agreements.



          5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in options, and futures contracts and related options, and (b) a Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.


     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting solely from a change in the value of a Portfolio's securities will not constitute a violation of such limitation.

                               PRICING OF SHARES

     The Portfolios' respective net asset values per Share are determined by the Administrator as of the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each weekday, with the exception of those holidays on which the New York Stock Exchange or the Federal Reserve Bank of St. Louis are closed (a "Business Day"). Currently one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (observed).

     Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of market values when available. Securities for which there are no transactions are valued at the average of the current bid and asked prices. Other securities, including restricted and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method. (For further information about valuation of investments, see "Net Asset Value" in the Statement of Additional Information.)

     The public offering price for each class of Shares is based upon net asset value per Share plus, in the case of Investor A Shares, a front-end sales charge. A class will calculate its net asset value per Share by adding the value of a Portfolio's investments, cash and other assets attributable to the class, subtracting the Portfolio's liabilities attributable to that class, and then dividing the result by the total number of Shares in the class that are outstanding. Because the operating expenses of Investor B Shares are higher than those associated with other classes of Shares, the net asset value per Share of Investor B Shares of a Portfolio which declares its net investment income quarterly will generally be lower than the net asset value per Share of Trust, Institutional or Investor A Shares of the same Portfolio.

                       HOW TO PURCHASE AND REDEEM SHARES

PURCHASE OF SHARES

     Institutional Shares are sold to financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions (collectively "financial institutions") acting on behalf of their employee benefit, retirement plan or other such accounts for which they do not have investment discretion. Institutional Shares are sold to qualified purchasers without a sales charge imposed by the Fund or the Distributor. Generally, investors purchase Institutional Shares through a financial institution, which is responsible for transmitting purchase orders directly to the Fund.

     Purchases may be effected on Business Days when the Adviser, Distributor and Mercantile (the Custodian) are open for business. The Fund reserves the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

     Financial institutions placing orders directly or on behalf of their clients should contact the Fund at 1-800-551-3731. Investors may also call the Fund for information on how to purchase Shares.

     All shareholders of record will receive confirmations of Share purchases, exchanges and redemptions in the mail. An investor's Shares are held in the name of the financial institution that has entered into a servicing agreement with the Fund, and such financial institution is responsible for transmitting purchase, exchange and redemption orders to the Fund on a timely basis, recording all purchase, exchange and redemption transactions, and providing regular account statements which confirm such transactions to beneficial owners (or arranging for such services). Payment for orders which are not received or accepted will be returned after prompt inquiry to the transmitting financial institution.

     If purchase orders are received in good form and accepted by the Fund prior to 4:00 p.m. (Eastern time) on any Business Day, Institutional Shares will be priced according to the net asset value per Share next determined on that day after receipt of the order. Immediately available funds must be received by the Custodian prior to 4:00 p.m. on the next Business Day following receipt of such order. If funds are not received by such date, the order will be cancelled, and notice thereof will be given to the financial institution placing the order.

EXCHANGE PRIVILEGE

     The exchange privilege enables shareholders to exchange Institutional Shares of a Portfolio for Institutional Shares of another Portfolio offered by the Fund. Exchanges for Institutional Shares in another Portfolio are effected without payment of any exchange or sales charges. In addition, Institutional Shares of a Portfolio may be exchanged for Investor A Shares of the same Portfolio in connection with the distribution of assets held in a qualified trust, agency or custodian account with the trust department of Mercantile or any of its affiliated or correspondent banks. Such exchanges will also be effected without payment of any exchange or sales charges. The exchange privilege may be exercised only in those states where the class of shares of such other Portfolios may legally be sold.

     The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. An investor may telephone an exchange request by calling his or her financial institution, which is responsible for transmitting such request to the Distributor. (See "Other Exchange or Redemption Information" below.) An investor should consult the financial institution or the Distributor for further information regarding procedures for exchanging Shares.

     In addition to the Portfolios described in this Prospectus, the Fund currently offers Institutional Shares in the following Portfolios:


     - The ARCH Treasury Money Market Portfolio



     - The ARCH Money Market Portfolio



     - The ARCH U.S. Government Securities Portfolio



     - The ARCH Bond Index Portfolio



     - The ARCH Government & Corporate Bond Portfolio

     - The ARCH Equity Index Portfolio



     - The ARCH Growth & Income Equity Portfolio



     - The ARCH Small Cap Equity Portfolio



     - The ARCH International Equity Portfolio



     - The ARCH Balanced Portfolio



     For information concerning these Portfolios, please call 1-800-551-3731.


     Shareholders exercising the exchange privilege with any of the other Portfolios in the Fund should request and review the Portfolio's Prospectus carefully prior to making an exchange.

REDEMPTION OF SHARES

     Redemption orders should be placed with or through the same financial institution that placed the original purchase order. Redemption orders are effected at a Portfolio's net asset value per Share next determined after receipt of the order by the Fund. The financial institution is responsible for transmitting redemption orders to the Fund on a timely basis. Proceeds from redemptions of Institutional Shares of the Portfolios with respect to redemption orders received in good form by the Fund before 4:00 p.m. (Eastern time) on a Business Day normally are sent electronically to the financial institution that placed the redemption order the next Business Day. No charge for sending redemption payments electronically is currently imposed by the Fund, although a charge may be imposed in the future. The Fund reserves the right to send redemption proceeds electronically within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Portfolio.

     A written request for redemption must be received by the Fund in order to honor the request. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the account application. An investor with questions or needing assistance should contact the financial institution servicing his or her account or the Distributor. Additional documentation may be required if the redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures described in "Other Exchange or Redemption Information" below.

     Neither the Fund nor its service providers will be liable for any loss, damage, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions.

OTHER EXCHANGE OR REDEMPTION INFORMATION

     During periods of substantial economic or market change or activity, telephone redemptions or exchanges may be difficult to complete. In such event, Shares may be redeemed or exchanged by mailing the request directly to the financial institution through which the original Shares were purchased or directly to the Fund at P.O. Box 78069, St. Louis, Missouri 63178.

     At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by electronic transfer. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     A shareholder may be required to redeem Shares in a Portfolio upon 60 days' written notice if the balance in the shareholder's account drops below $500. The Fund will not require a shareholder to redeem Portfolio Shares if the value of the shareholder's account drops below $500 due to fluctuations in net asset value.

                            YIELDS AND TOTAL RETURNS

     Yield and total return quotations are computed separately for Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares of a Portfolio. TOTAL RETURN AND YIELD FIGURES WILL FLUCTUATE, ARE BASED ON HISTORICAL EARNINGS, AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The methods used to compute each Portfolio's yields and total returns are described below and in the Statement of Additional Information.

     From time to time, performance information such as total return and yield data for the Portfolios' Institutional Shares may be quoted in advertisements or in communications to shareholders. The yield is computed based on the net income of such Shares in the particular Portfolio during a 30-day (or one-month) period identified in connection with the particular yield quotation. More specifically, the yield is computed by dividing the Portfolio's net income per Share during a 30-day (or one-month) period by the net asset value per Share on the last day of the period and annualizing the result.

     The Portfolios' total returns may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total returns with respect to such Shares reflect the average annual percentage change in value of an investment in such Shares of the particular Portfolio over the particular measuring period. Aggregate total returns reflect the cumulative percentage change in value over the measuring period. Both methods of calculating total returns assume that dividends and capital gain distributions made by the Portfolio during the period are reinvested in the Portfolio's Institutional Shares. When considering average annual total return figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one year in the period might have been more or less than the average for the entire period.

     Performance data of the Portfolios' Institutional Shares may be compared to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lehman Brothers, Inc. or any of its affiliates, Ibbotson Associates, Inc., Lipper Analytical Services, Inc. and Mutual Fund Forecaster. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, U.S.A. Today, Fortune, CDA/Weisenberger, Morningstar, Inc. and publications of a local or regional nature. In addition to performance information, general information about the Portfolios that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     Performance quotations of a class of Shares in a Portfolio represent that Portfolio's past performance and should not be considered as representative of future results. Any account fees charged by Service Organizations (as described under "Management of the Fund -- Service Organizations") or other institutions will not be included in the calculations of a Portfolio's yields and total returns. Such fees, if any, will reduce the investor's net return on an investment in a Portfolio. Investors may call 1-800-452-401k to obtain current yield and total return information.

                          DIVIDENDS AND DISTRIBUTIONS

THE EQUITY INCOME PORTFOLIO


     Net investment income for the Equity Income Portfolio is declared and paid monthly as a dividend to shareholders of record. Dividends on each Share of this Portfolio are determined in the same manner and paid in the same amount, irrespective of class, except that the Portfolio's Trust Shares and Institutional Shares bear all expenses of the respective Administrative Services Plans adopted for such Shares and the Portfolio's Investor A Shares and Investor B Shares bear all expenses of the respective Distribution and Services Plans adopted for such Shares. In addition, the Portfolio's Institutional Shares bear the expense of certain sub-transfer agency fees. (See "Management of the Fund" and "Other Information Concerning the Fund and Its Shares" below.)


THE INTERMEDIATE CORPORATE BOND PORTFOLIO

     Dividends from net investment income of the Intermediate Corporate Bond Portfolio are declared daily and paid monthly not later than five Business Days after the end of each month. Institutional Shares of the Intermediate Corporate Bond Portfolio earn dividends from the day after the purchase order is received by the Transfer Agent through the day the redemption order for such

Shares is received. Dividends on each Share of the Portfolio are determined in the same manner and are paid in the same amounts irrespective of class, except that a Portfolio's Trust Shares and Institutional Shares bear all expenses of the respective Administrative Services Plans adopted for such Shares and the Portfolio's Investor A Shares bear all expenses of the Distribution and Services Plan adopted for such Shares. In addition, the Portfolio's Institutional Shares bear the expense of certain sub-transfer agency fees. (See "Management of the Fund" and "Other Information Concerning the Fund and Its Shares" below.)

OTHER DIVIDEND AND DISTRIBUTION INFORMATION

     Net realized capital gains of a Portfolio, if any, are distributed at least annually. All dividends and distributions paid on a Portfolio's Shares are automatically reinvested in additional Shares of the same class unless the investor has (i) otherwise indicated on the account application, or (ii) redeemed all the Shares held in a Portfolio, in which case a distribution will be paid in cash. Reinvested dividends and distributions will be taxed in the same manner as those paid in cash.

                                     TAXES

FEDERAL TAXES

     Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the taxable year ending November 30, 1996, and to continue to so qualify as long as such qualification is in the best interests of shareholders. A regulated investment company is generally exempt from federal income tax on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net exempt-interest income (if any). In general, a Portfolio's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain over net short-term capital loss, if any, for such taxable year. It is the policy of each Portfolio to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to a Portfolio's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to an IRA are deferred under the Code.) In the case of the Equity Income Portfolio, such dividends will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Portfolio from domestic corporations for the taxable year.

     Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable to shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Shares and whether such gains are received in cash or reinvested in additional Shares.

     An investor considering purchasing Shares of a Portfolio on just before the record date of any capital gains distribution (or in the case of the Equity Income Portfolio, any dividend or capital gains distribution) should be aware that the amount of the forthcoming distribution, although in effect a return of capital, will be taxable.

     Dividends declared by a Portfolio in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year in the event such dividends are actually paid during January of the following year.

     Each Portfolio may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

     A taxable gain or loss may be realized by an investor upon redemption, transfer or exchange of Shares of the Portfolios, depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.

STATE AND LOCAL

     The application of state and local taxes may have different consequences from those of the federal income tax law described above. In particular, shareholders should note that dividends paid by a Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such income taxes.

MISCELLANEOUS

     The foregoing summarizes some of the important federal and state tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

                             MANAGEMENT OF THE FUND

     The Fund is managed under the direction of its Board of Directors. The Statement of Additional Information contains the names of and general background information concerning each director.

INVESTMENT ADVISER

     Mississippi Valley Advisors Inc. serves as the investment adviser to each Portfolio. MVA's principal office is located at One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. MVA is a wholly-owned subsidiary of Mercantile. As of December 31, 1995, MVA had approximately $7.0 billion in assets under investment management, including the Fund's assets, which were approximately $2.1 billion. MVA also serves as investment adviser to each of the Fund's other Portfolios.

     Subject to the general supervision of the Fund's Board of Directors and in accordance with the Fund's investment policies, MVA manages the Portfolios, makes investment decisions with respect to and places orders for all purchases and sales of the Portfolios' securities and other investments, and directs the maintenance of each Portfolio's records relating to such purchases and sales.

     For the services provided and expenses assumed pursuant to the investment advisory agreement, MVA is entitled to receive fees, computed daily and payable monthly, at the annual rates of .75% and .55% of the average daily net assets of the Equity Income and Short-Intermediate Corporate Bond Portfolios, respectively.

     MVA may from time to time voluntarily reduce all or a portion of its advisory fee to increase the net income of one or more Portfolios available for distributions as dividends. The voluntary fee reduction will cause the return of any such Portfolio to be higher than it would otherwise be in the absence of such reduction.

     Gregory A. Glidden is the person primarily responsible for the day-to-day management of the Equity Income Portfolio. Mr. Glidden, Senior Associate, has been with MVA since 1983. For the past 13 years, he has served as a stock analyst and has managed several of Mercantile's common funds.

     David A. Bethke is the person primarily responsible for the day-to-day management of the Short-Intermediate Corporate Bond Portfolio. Mr. Bethke, Senior Associate, joined MVA in 1987 and has six years of prior investment experience.

ADMINISTRATOR

     BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Portfolios' Administrator. The Administrator also serves as the administrator to each of the Fund's other Portfolios.

     The Administrator generally assists in all aspects of each Portfolio's administration and operation and also monitors and performs other services pertaining to the Fund's arrangements under the Administrative Services Plan described below. For its services, the Administrator is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% of each Portfolio's average daily net assets.

DISTRIBUTOR

     Institutional Shares of the Portfolios are sold continuously by the Distributor, BISYS Fund Services, an affiliate of the Administrator. The Distributor is a registered broker-dealer with principal offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor also acts as distributor to each of the Fund's other Portfolios.


ADMINISTRATIVE SERVICES PLAN



     The Fund has adopted an Administrative Services Plan with respect to Institutional Shares of the Portfolios. Pursuant to the Administrative Services Plan, Institutional Shares are sold to banks and other financial institutions (which may include Mercantile or its affiliated or correspondent banks) on behalf of their qualified accounts (such financial institutions collectively, the "Service Organizations"), which agree to provide certain shareholder administrative services for their clients or account holders (collectively, the "customers") who are the beneficial owners of such Shares. The holders of Institutional Shares bear separately their pro rata portion of the fees which may be paid to Service Organizations for such services at an annual rate of up to .30% of the average daily net assets of a Portfolio's Institutional Shares owned beneficially by a Service Organization's customers.


SERVICE ORGANIZATIONS



     The servicing agreements adopted under the Administrative Services Plan (collectively, the "Servicing Agreements") require the Service Organizations receiving such compensation (which may include Mercantile and its affiliates) to perform certain services, including providing administrative services with respect to the beneficial owners of Institutional Shares of a Portfolio, such as establishing and maintaining accounts and records for their customers who invest in such Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customer inquiries concerning their investments.


     The Fund understands that Service Organizations providing such administrative services may also charge fees to their customers beneficially owning such Shares. These fees would be in addition to any amounts which may be received by such a Service Organization under its Servicing Agreement with the Fund. The Fund's Servicing Agreements require a Service Organization to disclose to its customers any compensation payable to the Service Organization by a Portfolio and any other compensation payable by its customers in connection with their investment in such Shares. Customers of such Service Organizations receiving servicing fees should read this Prospectus in light of the terms governing their accounts with their Service Organization.


CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT



     Mercantile Bank National Association, an affiliate of the Fund and a wholly-owned subsidiary of Mercantile Bancorporation, Inc., with principal offices located at One Mercantile Center, 8th and Locust Streets, St. Louis, Missouri 63101, serves as Custodian of each Portfolio's assets. BISYS Fund Services Ohio, Inc. also serves as the Fund's transfer agent and dividend disbursing agent. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.


     Pursuant to an agreement with BISYS Fund Services Ohio, Inc. and in connection with the Institutional Shares offered to its customers, a financial institution (which may include Mercantile or its affiliated or correspondent banks) serves as sub-transfer agent with respect to the underlying beneficial owners of Institutional Shares. For the account maintenance services provided, a sub-transfer agent is entitled to receive an annual fee of $30 with respect to each beneficial owner's holdings in Institutional Shares (irrespective of the number of Portfolios in which such Institutional Shares are held).

REGULATORY MATTERS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Shares of the Portfolios. Such banking laws and regulations do not prohibit such a holding company or affiliate, or banks, from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Mercantile, MVA, Service Organizations that are banks or bank affiliates, and broker-dealers that are bank affiliates are subject to such laws and regulations, but believe they may perform the services for the Portfolios contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Portfolios and their shareholders, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is not expected that investors would suffer any adverse financial consequences as a result of any of these occurrences.

     If current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing Shares of an investment company were relaxed, Mercantile or an affiliate of Mercantile, would consider the possibility of offering to perform additional services for the Portfolios. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Mercantile, or such an affiliate, might offer to provide such services.

     Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by a Portfolio to a financial intermediary in connection with the investment of fiduciary funds in a Portfolio's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

EXPENSES

     Except as noted above and in the Statement of Additional Information under "Investment Advisory and Administrative Contracts" and "Custodian and Transfer Agent," the Fund's service contractors bear all expenses in connection with the performance of their services, except that the Distributor is compensated pursuant to the Distribution and Services Plans (as described below under "Other Information Concerning the Fund and Its Shares"). Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to the Adviser and Administrator, transfer agency fees, fees and expenses of officers and directors who are not affiliated with the Adviser or the Distributor, taxes, interest, legal fees, custodian fees, auditing fees, 12b-1 fees, servicing fees, certain fees and expenses in registering and qualifying a Portfolio and its Shares for distribution under Federal and state securities laws, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Adviser, Distributor or Administrator under their respective agreements with the Fund. The Fund also pays for brokerage fees, commissions and other transaction charges, if any, in connection with the purchase and sale of portfolio securities. Any general expenses of the Fund that are not readily identifiable as belonging to a particular Portfolio will be allocated among all Portfolios by or under the direction of the Board of Directors in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of Shares within a Portfolio will be borne solely by such class. (See "Certain Financial Information" and "Management of the Fund" above for additional information regarding expenses of each Portfolio.)

                          OTHER INFORMATION CONCERNING
                            THE FUND AND ITS SHARES

DESCRIPTION OF SHARES

     The Fund was organized on September 9, 1982 as a Maryland corporation, and is a mutual fund of the type known as an "open-end management investment company". The Fund's principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219.

     The Fund's Charter authorizes the Board of Directors to issue up to seven billion full and fractional shares of common stock, and to classify and reclassify any unauthorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.

     Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Portfolios, each of which is classified as a diversified company under the 1940
Act: 50 million Trust Shares, 25 million Institutional Shares, 25 million Investor A Shares and 25 million Investor B Shares, representing interests in the Equity Income Portfolio; and 50 million Trust Shares, 25 million Institutional Shares and 25 million Investor A Shares, representing interest in the Intermediate Corporate Bond Portfolio. Trust, Investor A and/or Investor B Shares of these Portfolios are described in separate prospectuses which are available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes of shares representing interest in other investment portfolios of the Fund, which are likewise described in separate prospectuses available from the Distributor. Shares in the Fund's Portfolios will be issued without Share certificates.

     The Institutional Shares of the Portfolios are described in this Prospectus. The Portfolios also offer Trust Shares and Investor A Shares and, in addition, the Equity Income Portfolio offers Investor B Shares. Trust Shares, which are offered to financial institutions acting on their own behalf or on behalf of certain qualified accounts, are sold without a sales charge. Investor A Shares of the Equity

Income Portfolio are sold with a maximum 4.5% front-end sales charge, Investor A Shares of the Intermediate Corporate Bond Portfolio are sold with a maximum 2.5% front-end sales charge, and Investor B Shares of the Equity Income Portfolio are sold with a maximum 5.0% contingent deferred sales charge. Investor A Shares and/or Investor B Shares are sold through selected broker/dealers and other financial intermediaries to individual or institutional customers. Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares bear their pro rata portion of all operating expenses paid by a Portfolio, except that Trust Shares and Institutional Shares of a Portfolio bear all payments under the Fund's respective Administrative Services Plans adopted for such Shares and Investor A Shares and/or Investor B Shares of a Portfolio bear all payments under the Fund's respective Distribution and Services Plans adopted for such Shares. In addition, Institutional Shares of a Portfolio bear the expense of certain sub-transfer agency fees.

     Payments under the Administrative Services Plan for Trust Shares are made to Service Organizations for administrative services provided to the Service Organizations' clients or account holders who are the beneficial owners of Trust Shares. Payments under the Administrative Services Plan may not exceed .30% (on an annual basis) of the average daily net asset value of a Portfolio's outstanding Trust Shares.

     Payments under the Distribution and Services Plans for Investor A Shares and Investor B Shares are made to (i) the Distributor or another person for providing distribution assistance and assuming certain related expenses, and
(ii) Service Organizations for administrative services provided to the Service Organizations' clients or account holders who are the beneficial owners of Investor A Shares or Investor B Shares. Payments under the Distribution and Services Plans for Investor A Shares and Investor B Shares may not exceed .30% and 1.00%, respectively, (on an annual basis) of the average daily net asset value of the outstanding Investor A Shares and Investor B Shares of a Portfolio. Distribution payments made under the Distribution and Services Plans are subject to the requirements of Rule 12b-1 under the 1940 Act.

     The Fund offers various services and privileges in connection with Investor A Shares and Investor B Shares of a Portfolio that are not offered in connection with the Portfolio's Trust or Institutional Shares, including an automatic investment program and an automatic withdrawal plan. In addition, each class of Shares offer different exchange privileges.

     Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional Shares held. Shares of all Portfolios will vote together and not by class unless otherwise required by law or permitted by the Board of Directors. All shareholders of a particular Portfolio will vote together as a single class on matters relating to the Portfolio's investment advisory agreement and investment objective and fundamental policies. Only holders of Trust Shares, however, will vote on matters relating to the Administrative Services Plan for Trust Shares and only holders of Institutional Shares will vote on matters pertaining to the Administrative Services Plan for Institutional Shares. Similarly, only holders of Investor A Shares will vote on matters pertaining to the Distribution and Services Plan for Investor A Shares and only holders of Investor B Shares will vote on matters pertaining to the Distribution and Services Plan for Investor B Shares.

     The Fund is not required, and currently does not intend, to hold annual meetings except as required by the 1940 Act or other applicable law. Upon the written request of the holders of 10% or more of the outstanding Shares, the Fund will call a special meeting to vote on the questions of removal of a director.

     Shares of the Fund's Portfolios have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding Shares (irrespective of Portfolio or class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Shares will be fully paid and nonassessable.

MISCELLANEOUS

     As used in this Prospectus, a "vote of a majority of the outstanding Shares" of a Portfolio means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of such Portfolio (irrespective of class), or (b) 67% or more of the Shares of such Portfolio (irrespective of class) present at a meeting if more than 50% of the outstanding Shares of such Portfolio are represented at the meeting in person or by proxy.

     As of the date of this Prospectus, Mercantile and its affiliates possessed, of record on behalf of their underlying customer accounts, voting or investment power with respect to more than 25% of the Fund's outstanding Shares. Therefore, Mercantile may be deemed to be a controlling person of the Fund within the meaning of the 1940 Act.

     Inquiries regarding the Portfolios may be directed to the Fund at 1-800-551-3731.

     For information with respect to Institutional Shares of the Treasury Money Market, Money Market, U.S. Government Securities, Bond Index, Government & Corporate Bond, Equity Index, Growth & Income Equity, Small Cap Equity, International Equity and Balanced Portfolios, call the Fund at 1-800-551-3731.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIOS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS, THE FUND, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PORTFOLIOS, THE FUND OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS


                                             PAGE
                                             ----
Highlights................................     2
Certain Financial Information.............     3
Expense Summary for Institutional Shares..     3
Investment Objectives, Policies and Risk
  Considerations..........................     5
Pricing of Shares.........................    14
How to Purchase and Redeem Shares.........    14
  Purchase of Shares......................    14
  Exchange Privilege......................    15
  Redemption of Shares....................    16
  Other Exchange or Redemption
    Information...........................    17
Yields and Total Returns..................    17
Dividends and Distributions...............    18
Taxes.....................................    19
Management of the Fund....................    20
Other Information Concerning
  the Fund and its Shares.................    24
    Miscellaneous.........................    26


                              Investment Adviser:
                        Mississippi Valley Advisors Inc.
                          a wholly-owned subsidiary of
                                Mercantile Bank
                              National Association

                                  Distributor:
                              BISYS Fund Services

                             THE ARCH FUND(R), INC.

                            EQUITY INCOME PORTFOLIO

                     INTERMEDIATE CORPORATE BOND PORTFOLIO

                              INSTITUTIONAL SHARES

                            (ARCH MUTUAL FUNDS LOGO)

                                   PROSPECTUS

                                  MAY 13, 1996
                         (AS REVISED JANUARY 21, 1997)